UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       January 20, 2004
                                                --------------------------------

                              Massey Energy Company
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               (Exact name of Registrant as specified in charter)


            Delaware                    1-7775                  95-0740960
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(State or other jurisdiction of  (Commission File No.)       (I.R.S. Employer
         Incorporation)                                   Identification Number)


          4 North 4th Street, Richmond, Virginia                23219
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         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:   (804) 788-1800
                                                          ----------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 21, 2004, Massey Energy Company (the "Company") issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, announcing that it has entered into a new $130 million asset-based revolving credit facility which includes a $100 million sublimit for letters of credit. The new facility replaces the Company's existing undrawn $80 million accounts receivable-based financing program.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         10.1 Credit Agreement, dated January 20, 2004, among Massey Energy Company, a Delaware corporation, A.T. Massey Coal Company, Inc., as the Administrative Borrower, and the other Borrowers (together with the Administrative Borrower, collectively, the "Borrowers"), the other Guarantors, each Lender and Issuing Bank identified therein, UBS AG, Stamford Branch, as the Administrative Agent for the Lenders, The CIT Group/Business Credit, Inc., as the Collateral Agent for the Secured Parties and Issuing Banks, the other Agents therein named, UBS Securities, LLC, as Arranger, and UBS Loan Finance LLC, as Swingline Lender.

         99.1     Press Release issued by the Company on January 21, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 29, 2004

                                    MASSEY ENERGY COMPANY
                                        (Registrant)


                                    By: /s/ Thomas J. Dostart
                                        ----------------------------------------
                                        Thomas J. Dostart
                                        Vice President, General Counsel
                                        & Secretary